Exhibit 10.1

Execution Version

FIFTH AMENDMENT TO FIFTH AMENDED

AND RESTATED CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (herein called this “Fifth Amendment”), dated as of August 25, 2016 (the “Effective Date”), is entered into by and among W&T OFFSHORE, INC., a Texas corporation, as the borrower (the “Borrower”), the various financial institutions parties hereto, as Lenders, TORONTO DOMINION (TEXAS) LLC, individually and as agent (in such capacity together with any successors thereto, the “Administrative Agent”) for the Lenders, and the issuers of letters of credit parties hereto, as issuers (collectively, the “Issuers”).

W I T N E S S E T H

WHEREAS, the Borrower, the lenders party thereto (collectively, the “Lenders”), the Administrative Agent, the Issuers and the other parties thereto have heretofore executed that certain Fifth Amended and Restated Credit Agreement, dated as of November 8, 2013 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the parties hereto hereby further intend to amend certain provisions of the Credit Agreement, in each case on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the undersigned hereby agree as follows:

1. Definitions. Capitalized terms used herein (including in the Recitals hereto) but not defined herein, shall have the meanings as given them in the Credit Agreement, unless the context otherwise requires.

2. Amendments to Credit Agreement.

(a) Section 1.1 of the Credit Agreement is hereby amended by:

(i) adding the following definitions thereto in appropriate alphabetical order:

“Fifth Amendment” means the Fifth Amendment to Fifth Amended and Restated Credit Agreement dated as of August 25, 2016, among the Borrower, the Lenders party thereto, the Administrative Agent and the other Persons party thereto.

“Fifth Amendment Effective Date” means the date on which the conditions set forth in Section 4 of the Fifth Amendment are satisfied or otherwise waived.

(ii) By deleting the definitions of Exchange Conditions, Unsecured Exchange Notes and Unsecured Exchange Notes Indenture that were to become effective pursuant to the Fourth Amendment on the Fourth Amendment Effective Date and by amending the definitions of Exchange, Exchange Offer, Fourth Amendment Effective Date, 1.5 Lien Credit Agreement, 1.5 Lien Intercreditor Agreement, Revolving Loan Commitment, and Third Lien Exchange Notes Indenture, to the following in lieu of the definitions of such terms in the Fourth Amendment:

“Exchange” means the exchange of outstanding Bonds for (i) Secured Exchange Notes, (ii) Third Lien Exchange Notes and (iii) shares of the Borrower, in each case, pursuant to the Exchange Offer.

“Exchange Offer” means the Offer to Exchange any and all outstanding 8.500% Senior Notes due 2019 (CUSIP No. 92922P AC0 / ISIN US92922PAC05) and Solicitation of Consents to Proposed Amendments to the Related Indenture dated July 25, 2016, as amended by the Exchange Offer Amendment dated August 16, 2016, as further amended, modified or extended from time to time.

“Fourth Amendment Effective Date” means the date on which the conditions set forth in Section 4 of the Fifth Amendment are satisfied or otherwise waived.

“1.5 Lien Credit Agreement” means the Senior Secured 1.5 Lien Term Loan Credit Agreement dated on or about the Fifth Amendment Effective Date in an aggregate original principal amount of $75,000,000 among the Borrower and the Restricted Persons party thereto, and [Bank of America] as Administrative Agent, as amended, restated, replaced, supplemented, modified or refinanced.

“1.5 Intercreditor Agreement” means the 1.5 Lien Intercreditor Agreement dated on or about the Fifth Amendment Effective Date between the Administrative Agent and the 1.5 Lien Agent (as defined therein), as amended, restated, replaced, supplemented or modified.

“Revolving Loan Commitment” means, relative to any Lender, such Lender’s obligation to make Revolving Loans pursuant to Section 2.1(c), as such Revolving Loan Commitment may be reduced, adjusted or terminated from time to time in accordance with the terms of this Agreement. The amount of each Lender’s Revolving Loan Commitment as of the Fifth Amendment Effective Date (after giving effect to the payment described in Section 4(j) of the Fifth Amendment) is the reduced amount set forth on Schedule 3 to the Fourth Amendment or in the Schedule following any Assignment and Acceptance to which such Lender is a party.

“Third Lien Exchange Notes Indenture” means the indenture dated on or about the Fifth Amendment Effective Date for the Borrower’s Third Lien Exchange Notes, as amended, restated, replaced, supplemented, modified or refinanced.

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(b) Amendment to Section 5.19. Section 5.19 of the Credit Agreement is amended and restated in its entirety to the following rather than to the provision in Section 2(e) of the Fourth Amendment.

“Section 5.19. Solvency. (A) On the Fifth Amendment Effective Date, after giving effect to the execution of the Loan Documents by Borrower, the consummation of the transactions contemplated hereby and the making of each Loan, the issuance or deemed issuance of each Letter of Credit and the consummation of the transactions to occur pursuant to the Exchange Offer; and (B) on any other date on which a Loan is made or a Letter of Credit is issued and after giving effect to the borrowing of such Loan or the issuance of such Letter of Credit: (i) the sum of the debt (including contingent liabilities) of the Borrower and the Restricted Persons, does not exceed the fair value or the present fair saleable value (in each case, on a going-concern basis) of the assets of the Borrower and the Restricted Persons, on a consolidated basis; (ii) the Borrower and the Restricted Persons, on a consolidated basis, are able to pay their debts, as they become due in the ordinary course of business, (iii) the Borrower and the Restricted Persons, on a consolidated basis, do not intend to incur, or believe that they will incur, debts (including current obligations and contingent liabilities) beyond their ability to pay such debt as they mature in the ordinary course of business and (iv) the Borrower and the Restricted Persons, taken as a whole, do not have (and do not have reason to believe that they will have) unreasonably small capital for the conduct of the business in which they are engaged. For purposes hereof, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.”

(c) Amendment to Section 7.1(m). Section 7.1(m) of the Credit Agreement is hereby amended and restated in its entirety to the following in lieu of the provision added by Section 2(g)(iii) of the Fourth Amendment:

“(m) Indebtedness (A) in respect of the Secured Exchange Notes in a principal amount not in excess of $202,500,000 plus any interest paid-in- kind thereon and any refinancing thereof and (B) in respect of the Third Lien Exchange Notes (provided such Indebtedness in respect of Third Lien Exchange Notes is at all times subject to the provisions of the Intercreditor Agreement) in an aggregate principal amount not in excess of $180,000,000 plus any interest paid-in-kind thereon and any refinancing thereof.”

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(d) Amendment of Section 7.6. Section 7.6 of the Credit Agreement is hereby amended and restated in its entirety to the following in lieu of the provision in Section 2(i) of the Fourth Amendment:

“Section 7.6 Limitation on Distributions; Redemptions and Prepayments of Indebtedness. No Restricted Person will make any Distribution or will redeem, purchase, retire, prepay, repay or defease any Indebtedness (other than the Obligations) prior to the original maturity thereof, except:

(a)	Distributions by Subsidiaries of Borrower without limitation to Borrower,

(b)	The Borrower may exchange Bonds for (x) the Secured Exchange Notes, (y) Third Lien Exchange Notes and (z) common equity, in each case, pursuant to the Exchange Offer,

(c)

That, so long as (1) no Event of Default has occurred and is continuing or would result therefrom and (2) no Borrowing Base Deficiency has occurred and is continuing or would result therefrom, (w) the Borrower may pay interest on the Bonds, the 1.5 Lien Term Loan, the Secured Exchange Notes, the Third Lien Exchange Notes or any Permitted Additional Debt on the stated, scheduled dates for payment of interest set forth in the applicable Indenture, the Secured Notes Indenture, the Third Lien Exchange Notes Indenture, the 1.5 Lien Credit Agreement or the Permitted Additional Debt Document, as applicable; (x) the Borrower may redeem, repurchase, prepay or defease the Bonds, the 1.5 Term Loan, the Secured Exchange Notes, the Third Lien Exchange Notes or Permitted Additional Debt (i) on the scheduled maturity date for the Bonds, the Secured Exchange Notes, the 1.5 Lien Term Loan, the Third Lien Exchange Notes or the Permitted Additional Debt, as applicable, (ii) in the principal amount that is required to be repaid or prepaid under the applicable Indenture, the 1.5 Lien Credit Agreement, the Secured Notes Indenture, the Third Lien Exchange Notes Indenture or the Permitted Additional Debt Documents, as applicable, on each stated, scheduled date for repayment or prepayment of principal thereunder or (iii) with the written consent of the Required Lenders; (y) the Borrower may redeem, repurchase, prepay, repay or defease all or any portion of the Bonds, the Secured Exchange Notes, the 1.5 Lien Term Loan, the Third Lien Exchange Notes or the Permitted Additional Debt in an aggregate principal amount equal to or less than the aggregate principal amount of, as applicable, any new issuance of senior unsecured notes made in accordance with Section 7.1(h) or any new incurrence of Permitted Additional Debt made in accordance with Section 7.1(k); provided, further, however, that with respect to clause (y), (A) the terms of any such new issuance of senior unsecured notes shall not contain covenants or events of default that are, taken as a

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whole, materially more restrictive on the Borrower than the Existing Senior Notes and (B) the scheduled maturity date of such new notes shall not be prior to the date that is ninety (90) days after the Maturity Date; and (z) the Borrower may redeem, repurchase or prepay all or any portion of the Bonds not exchanged as permitted pursuant to the foregoing subsection (b) above, provided that (i) the aggregate consideration for all such redemptions, repurchases and prepayments, shall not exceed $35,000,000, and (ii) at the time of and after giving effect to any such redemption, repurchase or prepayment (A) no Loans shall be outstanding, and (B) Letter of Credit Outstandings shall not exceed $5,000,000, and (iii) at the time of such redemption, repurchase or prepayment after making any payments required to have been made pursuant to Section 7.17, the Borrower and the other Restricted Persons shall have a Consolidated Cash Balance of at least $35,000,000.

3. Representations and Warranties. The Borrower and each Restricted Person (if any) hereby represents and warrants that after giving effect hereto:

(a) the representations and warranties of the Borrower and such Restricted Person (if any) contained in the Loan Documents (as amended hereby) are true and correct in all material respects (unless such representation or warranty is qualified by materiality, in which event such representation or warranty shall be true and correct in all respects) on and as of the Fifth Amendment Effective Date, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct in all material respects as of such earlier date (unless such representation or warranty is qualified by materiality, in which event such representation or warranty is true and correct in all respects as of such earlier date);

(b) the execution, delivery and performance by the Borrower and such Restricted Person (if any) of this Fifth Amendment are within their corporate or limited liability company powers, have been duly authorized by all necessary action, require, in respect of any of them, no action by or in respect of, or filing with, any governmental authority which has not been performed or obtained and do not contravene, or constitute a default under, any provision of Law or regulation or the articles of incorporation or the bylaws of any of them or any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or such Restricted Person (if any) or result in the creation or imposition of any Lien on any asset of any of them except as contemplated by the Loan Documents other than, in each case, as would not reasonably be expected to cause or result in a Material Adverse Change;

(c) the execution, delivery and performance by the Borrower and such Restricted Person of this Fifth Amendment constitutes the legal, valid and binding obligation of each of them enforceable against them in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to enforcement of creditors’ rights; and

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(d) no Default or Event of Default has occurred and is continuing.

4. Conditions to Effectiveness of Amendments.

(a) This Fifth Amendment shall be effective upon receipt by the Administrative Agent of counterparts of this Fifth Amendment duly executed by the Borrower, the Administrative Agent and the Required Lenders. The amendments in Section 2 of this Fifth Amendment and, notwithstanding the provisions of Section 5(a) of the Fourth Amendment, the amendments set forth in Section 2 and the provisions of Section 3 of the Fourth Amendment shall each be effective on the date on which all of the following conditions in this Section 4 of this Fifth Amendment are satisfied (such date, the “Fifth Amendment Effective Date”).

(b) The Administrative Agent shall have received the duly executed 1.5 Lien Intercreditor Agreement in form and substance reasonably satisfactory to the Administrative Agent.

(c) The Administrative Agent shall have received a copy of the 1.5 Lien Credit Agreement and the Loan Documents (as defined therein), the Secured Exchange Notes Indenture and the Note Documents (as defined therein), the Third Lien Exchange Notes Indenture and the Note Documents (as defined therein) certified by an officer of the Borrower as being true, correct and complete in all material respects.

(d) The Administrative Agent shall have received a copy of the instruments and documents required to be delivered pursuant to Section 4.04 of the Intercreditor Agreement in respect of the 1.5 Lien Term Loans, including a certificate from a Responsible Officer of the Borrower stating that such 1.5 Lien Term Loans and the Secured Exchange Notes are permitted to be incurred and secured by the Secured Debt Documents (as such term is defined in the Intercreditor Agreement) and that after giving effect to the 1.5 Lien Term Loans, the Priority Lien Debt (as defined in the Intercreditor Agreement) does not exceed the Priority Lien Cap (as such term is defined in the Intercreditor Agreement).

(e) The Administrative Agent shall have received a certificate signed by an Authorized Officer of the Borrower representing and warranting that:

(i) the incurrence of the 1.5 Lien Term Loans, the Secured Exchange Notes and the Third Lien Exchange Notes is permitted by the Loan Documents (as such term is defined in the Term Loan Credit Agreement (as such term is defined in the Intercreditor Agreement));

(ii) the requirements of Section 4.06 of the Intercreditor Agreement have been satisfied with respect to the 1.5 Lien Term Loans, the Secured Exchange Notes and the Third Lien Exchange Notes;

(iii) aggregate outstanding principal amount of the Priority Lien Obligations (as such terms is defined in the Intercreditor Agreement) after giving effect to the 1.5 Lien Term Loans does not exceed the Priority Lien Cap (as such term is defined in the Intercreditor Agreement);

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(iv) the 1.5 Lien Term Loans have been designated by the Borrower as Priority Lien Debt (as such term is defined in the Intercreditor Agreement) in an officers certificate delivered to the Administrative Agent and to the Second Lien Collateral Trustee (as such term is defined in the Intercreditor Agreement); and

(v) the Borrower has delivered the instruments and documents required to be delivered pursuant to Section 4.04 of the Intercreditor Agreement.

(f) The Exchange shall have been consummated in all material respects in accordance with the terms of the Exchange Offer and the 1.5 Lien Term Loans, the 1.5 Lien Facility, the Secured Exchange Notes, the Secured Exchange Notes Indenture, the Third Lien Exchange Notes and the Third Lien Exchange Notes Indenture shall contain the terms and provisions set forth in the Support Agreement filed on Form 8-K on July 25, 2016 by the Borrower with the SEC, as amended by the Amendment to Support Agreement dated August 16, 2016, filed on Form 8-K on August 16, 2016 by the Borrower with the SEC, with such changes as shall be reasonably satisfactory to the Administrative Agent and will provide for a priority lien cap under the 1.5 Lien Intercreditor Agreement of not less than the greater of $150,000,000 or the Borrowing Base, plus hedging obligations, bank product obligations, interest and fees.

(g) The Administrative Agent shall have received a customary opinion of Kirkland & Ellis LLP, counsel for the Borrower in form and substance reasonably satisfactory to the Administrative Agent, subject to customary exceptions and qualifications.

(h) The Administrative Agent shall have received a certificate from the secretary or an Assistant Secretary of the Borrower attaching board resolutions authorizing this Fifth Amendment and authorizing the Fourth Amendment, the Exchange, the 1.5 Lien Term Loans, the Secured Exchange Notes, the Third Lien Exchange Notes and the related transactions.

(i) The Administrative Agent shall have received a certificate of the chief financial officer of the Borrower certifying that concurrently with the effectiveness of the amendments set forth herein on the Fifth Amendment Effective Date, holders of Existing Senior Notes have exchanged at least 68.5% of the outstanding principal amount of the Existing Senior Notes in accordance with the Exchange Offer.

(j) Substantially concurrently with the effectiveness of the amendments set forth herein on the Fifth Amendment Effective Date, the Borrower shall have made a payment on the outstanding Loans with all of the net cash proceeds (after customary and reasonable expenses incurred in connection with the issuance thereof) of the 1.5 Lien Notes.

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(k) The Administrative Agent shall have received all fees and expenses to the extent invoiced at least one (1) Business Day prior to the Fifth Amendment Effective Date.

Notwithstanding the foregoing, the Fifth Amendment Effective Date shall not occur, and the amendments in Section 2 of this Fifth Amendment and in Section 2 of the Fourth Amendment, and the provisions of Section 3 of the Fourth Amendment, shall not be effective unless the foregoing conditions in this Section 4 are satisfied on or before October 31, 2016. The parties hereto hereby agree that notwithstanding the provisions of Section 5 of the Fourth Amendment, the Fourth Amendment Effective Date shall be the date on which all of the conditions in this Section 4 of this Fifth Amendment are satisfied (or satisfaction thereof is waived by the Administrative Agent with the consent of the Required Lenders).

5. Ratification; Loan Document. This Fifth Amendment shall be deemed to be an amendment to the Credit Agreement effective as of the dates set forth herein, and the Credit Agreement, as hereby and by the Fourth Amendment amended, is hereby ratified, approved and confirmed in each and every respect. The Borrower and each other Restricted Person hereby ratifies, approves and confirms in every respect all the terms, provisions, conditions and obligations of the Loan Documents (including, without limitation, all Security Documents) to which it is a party. All references to the Credit Agreement in any Loan Document or in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as hereby amended. This Fifth Amendment is a Loan Document.

6. Costs And Expenses. As provided in Section 10.4 of the Credit Agreement, the Borrower agrees to reimburse the Administrative Agent for all reasonable costs and expenses incurred by or on behalf of the Administrative Agent (including attorneys’ fees, consultants’ fees and engineering fees, travel costs and miscellaneous expenses) in connection with this Fifth Amendment and any other agreements, documents, instruments, releases, terminations or other collateral instruments delivered by the Administrative Agent in connection with this Fifth Amendment.

7. GOVERNING LAW. THIS FIFTH AMENDMENT SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

8. Severability. If any term or provision of this Fifth Amendment shall be determined to be illegal or unenforceable all other terms and provisions of this Fourth Amendment shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable Law.

9. Counterparts. This Fifth Amendment may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same agreement. Any signature hereto delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

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10. Successors and Assigns. This Fifth Amendment shall be binding upon the Borrower and its successors and permitted assigns and shall inure, together with all rights and remedies of each Lender Party hereunder, to the benefit of each Lender Party and its successors, transferees and assigns.

11. No Waiver. The execution, delivery and effectiveness of this Fifth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

12. 1.5 Intercreditor Agreement. Each Lender, each Issuer and each other Lender Party by accepting the benefits of the 1.5 Lien Intercreditor Agreement is deemed to hereby (i) instruct and authorize the Administrative Agent to execute and deliver such 1.5 Lien Intercreditor Agreement on its behalf, (ii) authorize and direct the Administrative Agent to exercise all of the Administrative Agent’s rights and to comply with all of its obligations under such 1.5 Lien Intercreditor Agreement, (iii) agree that the Administrative Agent may take actions on its behalf as is contemplated by the terms of such 1.5 Lien Intercreditor Agreement, and (iv) understand, acknowledge and agree that at all times following the execution and delivery of the 1.5 Lien Intercreditor Agreement such Lender, Issuer and other Lender Party (and each of their respective successors and assigns) shall be bound by the terms thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:

W&T OFFSHORE, INC.

By:	/s/ John D. Gibbons
Name:	John D. Gibbons
Title:	Senior Vice President and Chief Financial Officer

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TORONTO DOMINION (TEXAS) LLC,
as Administrative Agent

By:	/s/ Wallace Wong
Name:	Wallace Wong
Title:	Authorized Signatory

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TORONTO DOMINION (TEXAS) LLC,
as Lender

By:	/s/ Wallace Wong
Name:	Wallace Wong
Title:	Authorized Signatory

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THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as Issuer

By:	/s/ Wallace Wong
Name:	Wallace Wong
Title:	Authorized Signatory

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CIT BANK, N.A.,
as Lender

By:	/s/ Sean Murphy
Name:	Sean Murphy
Title:	Managing Director

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NATIXIS, NEW YORK BRANK, as Lender

By:	/s/ Brice Le Foyer
Name:	Brice Le Foyer
Title:	Director

By:	/s/ Leila Zomorrodian
Name:	Leila Zomorrodian
Title:	Director

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NATIXIS, NEW YORK BRANCH, as Issuer

By:	/s/ Brice Le Foyer
Name:	Brice Le Foyer
Title:	Director

By:	/s/ Leila Zomorrodian
Name:	Leila Zomorrodian
Title:	Director

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ZB, N.A. dba Amegy Bank,
as Lender

By:	/s/ G. Scott Collins
Name:	G. Scott Collins
Title:	Senior Vice President

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ING CAPITAL LLC,
as Lender

By:	/s/ Josh Strong
Name:	Josh Strong
Title:	Director

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

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MORGAN STANLEY BANK, N.A.,
as Lender

By:	/s/ Roberto Ellinghaus
Name:	Roberto Ellinghaus
Title:	Authorized Signatory

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THE BANK OF NOVA SCOTIA,
as Lender

By:	/s/ Marc Graham
Name:	Marc Graham
Title:	Director

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CITIBANK, N.A.,
as Lender

By:	/s/ Cliff Vaz
Name:	Cliff Vaz
Title:	Vice President

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FIFTH THIRD BANK,
as Lender

By:	/s/ Justin Bellamy
Name:	Justin Bellamy
Title:	Director

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ABN AMRO CAPITAL USA, LLC,
as Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Elizabeth Johnson
Name:	Elizabeth Johnson
Title:	Director

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CAPITAL ONE, NATIONAL ASSOCIATION,
as Lender

By:	/s/ Stephen Hartman
Name:	Stephen Hartman
Title:	Assistant Vice President

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SUMITOMO MITSUI BANKING CORPORATION,
as Lender

By:	/s/ Ryo Suzuki
Name:	Ryo Suzuki
Title:	General Manager

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GOLDMAN SACHS BANK, USA,
as Lender

By:	/s/ Mehmet Barlas
Name:	Mehmet Barlas
Title:	Authorized Signatory

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CADENCE BANK, N.A.,
as Lender

By:	/s/ Kyle Gruen
Name:	Kyle Gruen
Title:	Assistant Vice President

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WHITNEY BANK,
as Lender

By:	/s/ Liana Tchernysheva
Name:	Liana Tchernysheva
Title:	Senior Vice President

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IBERIABANK,
as Lender

By:	/s/ W. Bryan Chapman
Name:	W. Bryan Chapman
Title:	Executive Vice President

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REGIONS BANK,
as Lender

By:	/s/ Kelly L. Elmore III
Name:	Kelly L. Elmore III
Title:	Managing Director

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COMERICA BANK,
as Lender

By:	/s/ Chad Stephenson
Name:	Chad Stephenson
Title:	Vice President

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